© 2010 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
November 4, 2010
Earnings Webcast & Conference Call
First Quarter Fiscal Year 2011
Broadridge Financial Solutions, Inc.
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2011 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A.  Risk Factors” of our
Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (the “2010 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report.  These risks include: the success of
Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of
Broadridge’s products and services; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’
customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain Non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such Non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not a substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Today’s Agenda
Opening Remarks and Key Topics Rich Daly, CEO
First Quarter Fiscal Year 2011 Dan Sheldon, CFO
Results and Full Year Guidance
Summary and Closing Comments Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Rick Rodick, VP Investor Relations
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial performance Closed sales performance Key strategic initiatives update Regulatory update

Financial Performance
Revenues for the quarter were down 4%, but in line with the low end of our range
Driven primarily by lower event-driven revenues, partially offset by revenues from sales less losses (“net new business”) and acquisitions
Diluted earnings per share from continuing operations were
down from last year, as expected
Primarily due to the decline in event-driven revenues, coupled with costs related to strategic initiatives and acquisitions
Acquired NewRiver, Inc. in August 2010
NewRiver is a leader in mutual fund electronic investor disclosure solutions
Opportunistically repurchased approximately 4.5M Broadridge
shares during the first quarter at an average price of $20.91 per share

Closed Sales Performance
Closed sales for the quarter were $24M
Recurring revenue sales increased 94% to $17M
•
SPS sales more than doubled
•
ICS sales were up almost 30%
Event-driven sales were down from last year, as expected
Sales pipeline continues to have very good momentum and
contains large opportunities for both segments
Full year closed sales guidance remains at $160-215M

Key Strategic Initiatives Update
All major strategic initiatives are on track
Morgan Stanley Smith Barney (“MSSB”)
Progressing significantly into the two-year transition
Excellent quality survey scores
On track to achieve revenue and profitability goals during fiscal year 2012
Penson/Outsourcing
Implementation on track to achieve revenue and breakeven
targets in fiscal year 2012
IBM
Data center conversion in early stages of implementation
Sales opportunities in the sales pipeline related to the business alliance

Regulatory Update
The Securities and Exchange Commission (“SEC”) issued its Concept Release on the U.S.
Proxy System on July 14, 2010
Broadridge submitted comments on the following topics (1):
Vote accuracy
•
Accuracy is critical to the U.S. proxy system
•
Vote accuracy, process integrity and transparency goals have been achieved through Broadridge’s leadership and technology investments
Process efficiency
•
The U.S. proxy system supports the needs of the most efficient and liquid markets in the world
•
Broadridge’s systems and  technologies, which support the street clearance and settlement environment, create significant efficiencies for all constituencies involved in the proxy distribution process
Voting participation
•
Effective participation requires the provision of communications and voting in ways that reflect beneficial shareholder preferences and choices
•
Broadridge’s system, in which we have invested >$1 billion, accurately and consistently tracks and applies shareholder delivery preferences to all investments in investor accounts creating a consistent scalable process across all issuers
•
Broadridge has pioneered the client-directed voting solution being considered by the SEC in the Concept
Release – another tangible example of how Broadridge’s innovations raise investor participation
Broadridge has developed a social network solution that we believe would increase levels of participation, transparency and efficiency beyond what is viewed as attainable today
Broadridge has consistently identified ways to improve the proxy system’s accuracy and efficiency
First we invest and then we execute
(1) For our complete comments, see http://sec.gov/comments/s7-14-10/s71410.shtml or http://www.broadridge.com/comment_letters/

Revenue Drivers-
Q1 Results and Forecast FY11 (Continuing Operations)
Q1 revenues historically have been the lowest quarter and heavily influenced by event-driven activities
Revenue contributions from net new business tracking to our expectations
Internal growth flat as positive contributions from mutual fund interims and fixed income trade volumes offset by lower equity trade volumes
Event-driven down primarily due to fall off in mutual fund proxies
Distribution revenues down and tied mostly to event-driven activity
Acquisitions represent positive contributions including Penson, City Networks and NewRiver
Margins are down for the quarter primarily due to fall off in higher margin event-driven revenues and on-boarding of
Penson and MSSB transactions (impact 460 bps of which approximately two-thirds represent event-driven)
Actual Actual Forecast
1Q11 FY10 FY11
Total Revenue Growth (4)%
7% 1-4%
Sales (Recurring)
4% 4% 3-4%
Client Losses (2)% (2)% (1)%
Net New Business 2% 2% 2-3%
Internal Growth
(a)
0% (2)% 0-1%
Event-Driven
(b)
(5)% 4% (5)-(4)%
Distribution (5)% 1% 0%
Acq/FX/Other 4% 2% 4%
EBIT Margins 5.5% 15.9% 14.6-15.2%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction
Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment

Segment Results & Forecast – Investor Communication Solutions
As expected, total revenue was down for the quarter due to lower event-driven activity, predominantly mutual fund proxy
Recurring fee revenue for the quarter and full year is on track. Q1 fueled by net new business, primarily MSSB, and acquisitions
Sales efforts continue with full year in-line with previous guidance.  Focus remains on new services where we seek to generate incremental fee revenue of $40-50M adding 3 points to total revenue growth
Client revenue retention rate continues to be greater than 99%
Internal growth indicators suggest full year contribution to total revenue to remain flat to slightly positive as stock record growth for both equities and interims was up over prior year
NewRiver acquisition expected to contribute 1 point to total revenue growth and $8M of EBIT before $4M of amortization of intangibles and integration expenses
Projecting event-driven fee range of $220-230M for the year and will have better gauge as to likelihood of full year range after Q2
Q1 margins impacted by lower event-driven fees, the carryover dilutive impact of the MSSB transaction and on-boarding of NewRiver
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q1: $280M/ (10)% $6M/ (73)% 2.3%/ (530) bps
FY11: $1,641 to 1,682M / (2) to +1% $271 to 284M / (1) to +4% 16.5 to 16.9% / +20 to +60 bps

10 10
Q1 revenues in line with expectations. Growth driven by contributions from new sales and acquisitions
(Penson and City Networks) offset by carryover impact from Bank of America Merrill Lynch loss (“BAML”)
Acquisitions adding 9 points of growth for the quarter and expecting 11 points for the year
Net new business starts out slow and expected to begin building in the second half of the year as FY10 and FY11 Q1 sales build in contributions to revenue and loss of BAML begins to have less negative impact
Internal revenue growth slightly positive in the quarter as higher non-trade revenues and fixed income volumes were offset by steeper than expected seasonal fall off of equity trade volumes and carryover impact of prior year concessions
Q1 and full year margins decline as previously discussed in August call, driven by the expected lower
Outsourcing margin (transitional until Penson fully converted) and the slight dilutive impact of the City
Networks acquisition in the first year
Excluding the Penson transaction and the City Networks acquisition, revenues, EBIT, and margins in Q1 were unchanged from the prior year.  We still expect to pick up $14-16M in EBIT from FY11 due to the on-
boarding of Penson and outsourcing sales as we move into FY12
Low and high revenue and EBIT ranges primarily impacted by trade volumes
Segment Results & Forecast – Securities Processing Solutions
Revenue/Growth EBIT/Growth
(Non-GAAP)
Margin/Growth
(Non-GAAP)
Q1: $142M / +9% $21M / (18)% 15% / (500) bps
FY11: $589 to 615M / +10 to 15% $80 to 96M / (19) to (3)% 13.5 to 15.6%/ (500) to (290) bps

Broadridge - FY11 Continuing Operations Financial Guidance Summary
Revenue growth in the range of 1-4%
Closed sales forecast for the year at $160-215M (Recurring $110-150M)
Non-GAAP Earnings before interest and taxes margin of 14.6-15.2%
Diluted Earnings Per Share:
GAAP EPS (continuing operations) in the range of $1.55-1.65
Diluted weighted-average outstanding shares in the range of 128-130M
Free cash flow in the range of approximately $170-220M
Includes increase in investment implementation cost of ~$45M
(Penson/IBM)
Reversal of FY10 $30M additional contribution to working capital in FY11
Guidance does not include the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to be within our 128-130M diluted weighted-average outstanding shares guidance

Summary
The business is staying the course in this difficult market and is charting a path to new clients and product opportunities
Across our product set we have very good momentum, both in new product generation and successful sales execution
Reaffirmed our full year guidance for earnings and closed sales
We are uniquely positioned to implement any process changes that the SEC chooses to implement
Notice & Access and many other rule changes have historically been positive to neutral for
Broadridge
Culture matters
We have tangible proof of having the most engaged associates in our space
The existing business model and management are positioned to execute on Broadridge’s current product set and build or buy additional mission-critical functions as the industry’s #1 trusted business partner
Financial strength
Paying a meaningful dividend
Opportunistically repurchasing shares
Low debt leverage ratio
Have the flexibility to look for strategic acquisition opportunities that will enhance the business

13 Q&A There are no slides during this portion of the presentation

14 Closing Comments There are no slides during this portion of the presentation

15 Appendix Appendix

Segment Results & Forecast – Other & Foreign Exchange (FX)
FY11:
Corporate Expenses and Investments: Full year run-rate in the low $20M range, consisting of corporate expenses, excluding M&A activity, IBM ITO / restructuring expenses
FX: Full year low and high ranges assume current rates and forward rates, respectively
1Q11 FY11
Low High
Interest Expense $(2)M $(11)M $(11)M
Corp. Expenses & Investments $(6)M $(28)M $(35)M
FX - P&L - Revenue $0M $7M $11M
- EBIT $1M $3M $6M
- Transaction Activity $0M $0M $0M

Broadridge 1Q from Continuing Operations
Revenue ($ in millions) EBIT
FY10 FY11 FY10 FY11
Q1 Q1 Q1 Q1
$310 $280
ICS
$23 $6
-1% -10% Growth %  /  Margin %  7.6% 2.3%
$130 $142
SPS
$26 $21
-7% 9% Growth %  /  Margin %
19.7% 14.7%
$440 $421
Total Segments
$49 $27
-3% -4%
Growth %  /  Margin %
11.1% 6.5%
$0 $0 Other ($3) ($6)
($2) $0 FX
*
($1) $1
$438 $421
Total Broadridge
$45 $23
-4% -4%
Growth %  /  Margin %
10.3% 5.5%
Interest & Other
($3) ($2)
Total EBT $43 $21
Margin %
9.7% 5.0%
Income Taxes ($16) ($8)
Tax Rate
37.4% 36.4%
Total Net Earnings
$27 $13
Margin %
6.1% 3.2%
Diluted Shares 140 130
Diluted EPS (GAAP) $0.19 $0.10
Diluted EPS Before 1-Times (Non-GAAP)
$0.19 $0.10
*
Includes impact of FX P&L Margin and FX Transaction Activity

Broadridge FY11 Guidance from Continuing Operations
Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to be within our 128 million to 130 million  diluted weighted-average outstanding shares guidance.
Revenue
($ in millions)
EBIT
FY10 FY11 Range
FY10 FY11 Range
Actual Low High Actual Low High
$1,670 $1,641 $1,682 ICS $273 $271 $284
9% -2% 1%
Growth %  /  Margin %
16.3% 16.5% 16.9%
$536 $589 $615
SPS
$99 $80 $96
-4%
10% 15% Growth %  /  Margin %
18.5% 13.5% 15.6%
$2,205 $2,230 $2,297 Total Segments
$372 $351 $380
6% 1% 4%
Growth %  /  Margin %
16.9% 15.7% 16.5%
$2 $0 $0 Other ($25) ($28) ($35)
$1 $7 $11 FX
*
$5 $3 $6
$2,209 $2,237 $2,308
Total Broadridge
$352 $327 $350
7% 1% 4%
Growth %  /  Margin %
15.9% 14.6% 15.2%
Interest & Other ($10) ($11) ($11)
Total EBT
$342 $316 $339
FY11 Range
Margin % 15.5% 14.1% 14.7%
Segments Low High
ICS $85 $115
Income Taxes ($117) ($114) ($127)
SPS $75 $100
Tax Rate (a)
34.2% 36.2% 37.5%
Total $160 $215
Total Net Earnings
$225 $201 $212
Margin %
10.2% 9.0% 9.2%
Diluted Shares 139 130 128
Diluted EPS (GAAP) $1.62 $1.55 $1.65
Diluted EPS Before 1-Times (Non-GAAP)  (b) $1.56 $1.55 $1.65
* Includes impact of FX P&L Margin and FX Transaction Activity
Closed Sales
(a) FY10 Full Year Tax Rate of 34.2% is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M.
      Excluding the year-to-date benefit the FY10 Full Year tax rate would be 36.5%
(b) FY10 Full Year Diluted EPS Before 1-Times (Non-GAAP) excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes). $0.06 impact to EPS.

Cash Flow – 1Q11 Results and FY11 Forecast
Unaudited
(In millions)
Three Months Ended
September 2010 Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations per GAAP 13 $                             201 $              212 $
Depreciation and amortization (includes other LT assets) 16 65 75
Stock-based compensation expense 6 30 30
Other - (5) 5
Subtotal 35 291 322
Working capital changes (62) (30) (25)
Long-term assets and liabilities changes 2 (30) (20)
Net cash flow (used in) provided by continuing operating activities (25) 231 277
Cash Flows From Investing Activities
IBM / ITO data center investment   - (20) (15)
Capital expenditures and purchases of intangibles (7) (45) (40)
Free cash flow (32) $                            166 $              222 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (77) (77) (77)
Stock repurchases net of options proceeds (111) (111) (176)
Long-term debt repayment - - -
Dividends paid (19) (76) (76)
Other (includes Disc Ops) 7 9 9
Net change in cash and cash equivalents (232) (89) (98)
Cash and cash equivalents, at the beginning of year 413 413 413
Cash and cash equivalents, at the end of period 181 $                           324 $              315 $
FY11 Range
(a)
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to be within our 128 million to 130 million diluted weighted-average outstanding shares guidance.

Closed Sales to Revenue Contribution
Closed Sales Stats:
Recurring
• Both ICS and SPS trending toward
longer revenue recognition cycle
• Larger strategic deals could take 12-
24 months to convert
Event-Driven
• Majority usually recognized during
the year the deal closed
• Sales are less predictable
dependent on size of the client
Revenue contribution could be +/-5%
each year depending on the
complexity of the conversion
($ in millions)
Forecast
Recurring FY09 FY10 FY11
ICS
$55 $80 $35-50
~ Revenue Contribution Year
55% 35% 10% 50% 40% 10% 35% 40% 25%
SPS
$40 $40 $75-100
~ Revenue Contribution Year 25% 50% 25% 10% 50% 40% 5% 45% 50%
Event-Driven
$45 $55 $50-65
~ Revenue Contribution Year 70% 10% 20% 80% 10% 10% 60% 20% 20%
Total Closed Sales
$140 $175 $160-215
~ Revenue Contribution Year 50% 30% 20% 50% 30% 20% 30% 40% 30%
1-3
1-3
1-3
1-3

Reconciliation of Non-GAAP to GAAP Measures
Free Cash Flow Reconciliation
Three Months Ended
($ in millions)
September 2010
Low High
Net earnings from continuing operations (GAAP) 13 $                      201 $               212 $
Depreciation and amortization (includes other LT assets) 16                         65                     75
Stock-based compensation expense 6                           30                     30
Other -                        (5)                      5
Subtotal 35                         291                  322
Working capital changes (62)                        (30)                   (25)
Long-term assets and liabilities changes 2                           (30)                   (20)
Net cash flow (used in) provided by continuing operating activities (25)                        231                  277
Cash Flows From Investing Activities
IBM / ITO data center investment   -                        (20)                   (15)
Capital expenditures and purchases of intangibles (7)                          (45)                   (40)
Free cash flow (Non-GAAP) (32) $                     166 $               222 $
FY11 Range
EBIT Reconciliation 1Q10 1Q11 FY10
FY11 Range (a)
($ in millions)
Actual Actual Actual Low High
EBIT (Non-GAAP)* $45 $23 $352 $327 $350
Margin % 10.3% 5.5% 17.0% 14.6% 15.2%
Interest & Other ($3) ($2) ($0) ($11) ($11)
Total EBT (GAAP) $43 $21 $342 $316 $339
Margin % 9.7% 5.0% 15.5% 14.1% 14.7%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP) $0.19 $0.10 $1.62 $1.55 $1.65
One-time recognition of a deferred tax asset -              -              ($0.06) -               -
Diluted EPS before One-Times (Non-GAAP) $0.19 $0.10 $1.56 $1.55 $1.65
*   Includes impact of FX Transaction Activity
(a) Guidance does not  take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of  the repurchases needed to be within our 128 million to 130 million diluted weighted-average outstanding shares guidance.

FY11 Grow-over
MSSB and Penson are expected to
be accretive in FY12 and FY13
driven by revenue growth and scale
in the business
IBM ITO– planning on range of $5-
10M hitting primarily in third and
fourth quarters. Including FY11,
there will be approximately $25M
total expense over two years.  IBM
ITO is expected to result in
approximately $25M annual savings
beginning FY13 over the next 10
years
City Networks Acquisition - $21M
Revenue and EBIT ($2M) in the first
year due to the amortization of
intangibles and first year deferred
revenue GAAP accounting.  No
negative impact to cash flow FY11
($ in millions, except for EPS)
1Q11 Actual & FY11 Forecast
FY11
Strategic Revenue EBIT
Penson $31 ($9)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$5/6/9/11
$(4)
/ (4)
/(1)
/1
MSSB $23 $3
~ Actual Q1 & Forecast Q2/3/4 Distribution
$10/7/4/2
$(3)
/3/2/1
IBM ($8)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$0/(2)
/ (2)
/(4)
City Networks $21 ($2)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$6/5/5/5
$(1)
/ (1)
/(1)
/1
Other
MF Proxy ($119) ($52)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$
(21)/
(97)/
(2) /1 $(11) /
(40)/
(1) /0
BAML Client Loss ($13) ($13)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$ (5)
/(3)
/
(3)/
(2) $
(5)/
(3) /
(3)/
(2)
Total Grow-overs ($57) ($80)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$
(5)/
(83)/13/18
$(25)/
(47)/
(6) / (2)
Impact on EPS ($0.39)
~ Actual Q1 & Forecast Q2/3/4 Distribution
$(.12)
/ (.23) / (.03)
/(.01)

Category	Fee Revenues	1Q10	1Q11	Type
Proxy	Equities	$ 27.6	$ 26.6	RC
	Stock Record Position Growth	*-7%*	*0%*	
	Pieces	*28.8*	*23.0*	
	Mutual Funds	$ 20.8	$ 6.2	ED
	Pieces	*34.0*	*6.0*	
	Contests/Specials	$ 8.0	$ 4.3	ED
	Pieces	*10.7*	*4.9*	
	Total Proxy	$ 56.4	$ 36.0	
	Total Pieces	*73.5*	*33.9*	
	Notice and Access Opt-in %	*40%*	*43%*	
	Suppression %	*40%*	*52%*	
Interims	Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$ 21.6	$ 23.6	RC
	Position Growth	*1%*	*11%*	
	Pieces	*110.8*	*122.5*	
	Mutual Funds (Supplemental Prospectuses) & Other	$ 9.6	$ 10.7	ED
	Pieces	*54.3*	*62.5*	
	Total Interims	$ 31.1	$ 34.3	
	Total Pieces	*165.1*	*185.0*	
Transaction Reporting	Transaction Reporting	$ 29.0	$ 36.2	RC
Fulfillment	Post-Sale Fulfillment	$ 19.8	$ 19.3	RC
	Pre-Sale Fulfillment	$ 8.2	$ 9.2	ED
	Total Fulfillment	$ 28.0	$ 28.5	
Other Communications	Other - Recurring *(1)*	$ 2.9	$ 6.6	RC
	Other - Event-Driven *(2)*	$ 10.2	$ 6.6	ED
	Total Other	$ 13.1	$ 13.1	
	Total Fee Revenues	$ 157.6	$ 147.1	
	Total Distribution Revenues	$ 152.3	$ 132.4	
	Total Revenues as reported - GAAP	$ 309.9	$ 279.5	
	Total RC Fees	$ 100.9	$ 110.1	
	Total ED Fees	$ 56.7	$ 37.0	

FY11 Ranges Low	FY11 Ranges High
$ 661	$ 677
$ 222	$ 231

Key Revenue Drivers	1Q10	1Q11	FY11 Ranges Low	FY11 Ranges High
Sales	*1%*	*3%*	*3%*	*3%*
Losses	*-1%*	*0%*	*0%*	*0%*
Net New Business	*0%*	*3%*	*3%*	*3%*
Internal growth	*1%*	*-1%*	*0%*	*1%*
Event-Driven	*1%*	*-6%*	*-5%*	*-4%*
Acquisitions	*1%*	*1%*	*1%*	*1%*
Distribution	*-4%*	*-7%*	*-1%*	*0%*
TOTAL	*-1%*	*-10%*	*-2%*	*1%*

Broadridge

$ in millions
RC= Recurring
ED= Event-Driven

ICS Key Segment Revenue Stats
(1) Other Recurring Fee Revenue includes NewRiver, StockTrans, Access Data and Tax Reporting
(2) Other event-driven includes 2.2M pieces for 1Q10 and 2.0M for 1Q11, primarily related to corporate actions.
Note: Certain prior period amounts have been reclassified to conform with current period presentation

SPS and Outsourcing Key Segment Revenue Stats
$ in millions
RC= Recurring
ED= Event-Driven
1Q10 1Q11 Type
Equity Trades 58.9 $      55.1 $      RC
Internal Trade Volume
(1)
1,469 1,423
Internal Trade Growth 0% -3%
Trade Volume (Average Trades per Day in '000)
(2)
1,485 1,437
Other Equity Services 46.2 $      51.9 $      RC
Total Equity 105.1 $    107.0 $
Fixed Income Trades
(4)
12.3 $      13.5 $      RC
Internal Trade Volume
(1)
286 306
Internal Trade Growth -7% 7%
Trade Volume (Average Trades per Day in '000)
(3)
286 306
Other Fixed Income Services
(4)
6.9 $       7.1 $       RC
Total Fixed Income 19.1 $      20.6 $
Outsourcing 5.9 $       14.0 $
# of Clients 7 11
Total Net Revenue as reported - GAAP 130.1 $    141.7 $
FY11 Ranges
Low High
Sales 4% 4% 5% 6%
Losses -4% -5% -4% -4%
Net New Business 0% -1% 1% 2%
Transaction & Non-transaction -2% 3% 0% 4%
Equity
Transaction-Based
Non-Transaction
Fixed Income
Transaction-Based
Non-Transaction
Outsourcing
Key
Revenue
Drivers
Concessions -5% -2% -2% -2%
Internal growth -7% 1% -2% 2%
Acquisitions 0% 9% 11% 11%
TOTAL -7% 9% 10% 15%
(4) Fixed Income 1Q10 re-stated to reclassify $0.3M mortgage product revenue to other fixed income services.
(2) Equity Trade volume adjusted to excludes trades processed under fixed priced contracts.  Management believes excluding  this trade volume presents a stronger correlation between trade volume and Equity Trade revenue.
(1) 1Q10 Internal Trade Volume previously was reported as 1,456 and 249 for Equities and Fixed Income, respectively.  These  numbers were adjusted to reflect Losses and Sales in order to present consistent business for the purpose of calculating  internal trade growth.
(3) Prior Year's trade volume re-stated for comparability.

Proxy

Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).

Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.

Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company's proxy materials.

Specials - Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

Interims

Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.

Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time throughout the year.

Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

Transaction Reporting

Transaction Reporting– Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

Fulfillment

Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.

Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

Other Communications

Other – Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.

Broadridge

Broadridge ICS Definitions 25

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